                         W.P. STEWART & CO. GROWTH FUND, INC.









                                  SEMI-ANNUAL REPORT
                                     (UNAUDITED)



                                    JUNE 30, 1997

W.P. STEWART GROWTH FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS AS OF JUNE 30, 1997

MANAGEMENT COMMENTS

REVIEW OF THE SIX MONTHS ENDING JUNE 30, 1997

Our company's net asset value per share improved by about 13.4% for the six months ending June 30th, bringing the year-to-date valuation up to $173.04 per share. Earning power behind our holdings has expanded by about 9% since the beginning of the year. The rest of the gain in value can be largely attributed to the recent decline in interest rates which helped to improve P/E ratios for the shares we hold.

Our holdings are steadily growing, relatively non-cyclical, businesses.
As we have pointed out before, their shares are interest rate sensitive and tend to do better in a steady or gradually slowing economic environment.
Recent indications show that the dramatic boom in corporate profits experienced during the first quarter has slowed. We are also seeing good news on the inflation front. Accordingly, we are fairly optimistic about our prospects for the rest of the year.


LONGER-TERM OUTLOOK

A slower rate of domestic and global economic expansion, coupled with a moderate increase in domestic and world money supply, is creating liquidity that, for lack of alternate opportunities, is moving into financial markets. Unless global growth increases significantly, corporate profits expansion should slow dramatically in the next year or so. In that event a continued flow of investment funds into equities is more likely to be focused on those businesses that can continue to rapidly improve their profits. Our portfolio of leading high-quality growth businesses should do well in that milieu. We continue to feel that the longer-term risk/reward ratio for our holdings is very favorable.

We look forward to reporting to you again soon.


New York, New York
August 22, 1997
WILLIAM P. STEWART
PRESIDENT

W.P. STEWART & CO., INC.
INVESTMENT MANAGER

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)


       NAME OF ISSUER                                                 MARKET
    AND TITLE OF ISSUE                                   SHARES        VALUE

COMMON STOCKS--91.5%
CHEMICALS--3.1%
Monsanto Company . . . . . . . . . . . . . . . . . . .   22,000    $   947,375
                                                                   ------------
CONSUMER SERVICES--5.0%
CUC International, Incorporated (a). . . . . . . . . .   58,300      1,504,869
                                                                   ------------
DATA PROCESSING SERVICES--18.5%
Automatic Data Processing, Incorporated. . . . . . . .   57,000      2,679,000
First Data Corporation . . . . . . . . . . . . . . . .   65,500      2,877,906
                                                                   ------------
                                                                     5,556,906
                                                                   ------------
DRUGS & HEALTH CARE--9.9%
Johnson & Johnson. . . . . . . . . . . . . . . . . . .   23,300      1,499,938
Pfizer Incorporated. . . . . . . . . . . . . . . . . .   12,300      1,469,850
                                                                   ------------
                                                                     2,969,788
                                                                   ------------
ELECTRICAL EQUIPMENT--4.8%
General Electric Company . . . . . . . . . . . . . . .   22,000      1,438,250
                                                                   ------------
ELECTRONICS--9.0%
Intel Corporation. . . . . . . . . . . . . . . . . . .   19,000      2,694,438
                                                                   ------------
FOOD & BEVERAGE--1.8%
Sysco Corporation. . . . . . . . . . . . . . . . . . .   15,000        547,500
                                                                   ------------
HOUSEHOLD PRODUCTS--4.9%
Gillette Company . . . . . . . . . . . . . . . . . . .   15,600      1,478,100
                                                                   ------------
LEISURE TIME--5.0%
Walt Disney Company. . . . . . . . . . . . . . . . . .   18,800      1,508,700
                                                                   ------------
POLLUTION CONTROL--4.8%
Rentokil Group PLC, ADR. . . . . . . . . . . . . . . .   40,800      1,432,757
                                                                   ------------
RESTAURANTS--5.0%
McDonald's Corporation . . . . . . . . . . . . . . . .   30,800      1,488,025
                                                                   ------------
RETAIL--19.7%
Autozone Incorporated (a). . . . . . . . . . . . . . .   64,900      1,529,206
Dollar General Corporation . . . . . . . . . . . . . .   58,000      2,175,000
Walgreen Corporation . . . . . . . . . . . . . . . . .   41,000      2,198,625
                                                                   ------------
                                                                     5,902,831
                                                                   ------------

TOTAL INVESTMENTS--(Cost $22,361,752)--91.5%                        27,469,539
OTHER ASSETS LESS LIABILITIES--8.5%                                  2,556,523
                                                                   ------------
NET ASSETS--100.00%                                                $30,026,062
                                                                   ------------
                                                                   ------------

(a) No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

ASSETS:
Investments in securities, at market value
(identified cost $22,361,752). . . . . . . . . . . . .              $27,469,539
Receivable for securities sold . . . . . . . . . . . .                2,364,565
Cash . . . . . . . . . . . . . . . . .. . . . . . . .                   296,467
Dividends receivable . . . . . . . . . . . . . . . . .                    7,865
Receivable due from Adviser. . . . . . . . . . . . . .                    3,805
Receivable for Fund shares sold. . . . . . . . . . . .                    1,577
                                                                   ------------
Total Assets . . . . . . . . . . . . . . . . . . . . .               30,143,818
                                                                   ------------
LIABILITIES:
Advisory fee payable . . . . . . . . . . . . . . . . .                  104,220
Other accrued expenses . . . . . . . . . . . . . . . .                   13,536
                                                                   ------------
Total Liabilities. . . . . . . . . . . . . . . . . . .                  117,756
                                                                   ------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . .              $30,026,062
                                                                   ------------
                                                                   ------------
NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 100,000,000 shares
authorized, 173,521 shares issued and outstanding. . .              $       174
Capital paid in excess of par. . . . . . . . . . . . .               22,549,922
Accumulated realized gain on investments - net . . . .                2,368,179
Unrealized appreciation on investments - net . . . . .                5,107,787
                                                                   ------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . .              $30,026,062
                                                                   ------------
                                                                   ------------
Net asset value per share. . . . . . . . . . . . . . .                  $173.04
                                                                   ------------
                                                                   ------------
Redemption price per share . . . . . . . . . . . . . .                  $172.17
                                                                   ------------
                                                                   ------------


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,341) .               $   89,693
Interest . . . . . . . . . . . . . . . . . . . . . . .                   16,344
                                                                   ------------
                                                                        106,037
                                                                   ------------
EXPENSES:
Investment advisory fees . . . . . . . . . . . . . . .                  193,226
Administration fees. . . . . . . . . . . . . . . . . .                   36,891
Custodian fees . . . . . . . . . . . . . . . . . . . .                   24,397
Transfer agent fees. . . . . . . . . . . . . . . . . .                   17,496
Registration fees. . . . . . . . . . . . . . . . . . .                   10,909
Miscellaneous fees . . . . . . . . . . . . . . . . . .                    2,083
                                                                   ------------
Total expenses before reimbursement. . . . . . . . . .                  285,002
                                                                   ------------
Expenses reimbursed by the Adviser . . . . . . . . . .                  (4,175)
                                                                   ------------
Expenses, net of reimbursement . . . . . . . . . . . .                  280,827
                                                                   ------------
Net investment loss. . . . . . . . . . . . . . . . . .                (174,790)
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments . . . . . . . . . . .                2,060,082
Net change in unrealized appreciation on investments .                1,502,874
                                                                   ------------
Net gain on investments. . . . . . . . . . . . . . . .                3,562,956
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .               $3,388,166
                                                                   ------------
                                                                   ------------


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)



                                                                     FOR THE SIX
                                                                     MONTHS ENDED    FOR THE YEAR
                                                                    JUNE 30, 1997          ENDED
                                                                     (UNAUDITED)    DECEMBER 31, 1996
                                                                  --------------    -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss. . . . . . . . . . . . . . . . . .              $   (174,790)    $ (235,124)
Net realized gain on investments . . . . . . . . . . .                 2,060,082      2,016,510
Net change in unrealized appreciation on investments .                 1,502,874      2,384,634
                                                                    -------------    ----------
  Net increase in net assets resulting
  from operations. . . . . . . . . . . . . . . . . . . .               3,388,166      4,166,020
                                                                    -------------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments . . . . . . . . . . .                         0     (1,480,720)
                                                                    -------------    ----------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold. . . . . . . . . . . . . . .                 6,686,333      6,755,344
Shares issued to shareholders
in reinvestment of distributions . . . . . . . . . . .                 1,148,201        439,506
Cost of redemptions. . . . . . . . . . . . . . . . . .                (1,025,470)      (840,805)
                                                                    -------------    ----------
  Net increase in net assets from Fund
  share transactions . . . . . . . . . . . . . . . . . .               6,809,064      6,354,045
                                                                    -------------    ----------
  Net increase in net assets . . . . . . . . . . . . . .              10,197,230      9,039,345

NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . . .                19,828,832     10,789,487
                                                                    -------------    ----------
End of period. . . . . . . . . . . . . . . . . . . . .               $30,026,062    $19,828,832
                                                                    -------------    ----------
                                                                    -------------    ----------

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS



                                                                          FOR THE            FOR THE         FOR THE PERIOD
                                                       FOR THE SIX         YEAR               YEAR         FEBRUARY 28, 1994*
                                                       MONTHS ENDED        ENDED             ENDED             THROUGH
                                                      JUNE 30, 1997      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                       (UNAUDITED)         1996               1995             1994
                                                       -----------         ----              ----              ----
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period . . . . . . . . .   $152.65          $125.94          $101.06           $100.00
                                                         -------          -------         --------           -------
Net investment loss. . . . . . . . . . . . . . . . . .     (1.01)           (1.81)           (1.15)            (0.48)
Net realized and unrealized gain on
investments. . . . . . . . . . . . . . . . . . . . . .     21.40            40.17            29.19              1.54
                                                         -------          -------         --------          -------
Net increase from investment operations. . . . . . . .     20.39            38.36            28.04              1.06
Distributions to shareholders from net
realized gain on investments . . . . . . . . . . . . .      0.00           (11.65)           (3.16)             0.00
                                                         -------          -------         --------           -------
Net asset value, end of period . . . . . . . . . . . .   $173.04          $152.65          $125.94           $101.06
                                                         -------          -------         --------           -------
                                                         -------          -------         --------           -------
TOTAL INVESTMENT RETURN (a). . . . . . . . . . . . . .     13.36%           30.64%           27.73%             1.06%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets. . . . . . . .      2.23%            2.50%            2.50%             2.50% (b)
Ratio of fees and expenses waived and
      reimbursed by the Adviser an
      Administrator to average net assets. . . . . . .       .03%            0.28%            1.32%            10.20% (b)(c)
Ratio of net investment loss to
      Average net assets . . . . . . . . . . . . . . .     (1.39)%          (1.51)%          (1.36)%           (1.25)% (b)
Portfolio turnover . . . . . . . . . . . . . . . . . .        49%              76%              76%                 9%
Average commission rate (D). . . . . . . . . . . . . .   $0.0800          $0.1000           $ -0-             $ -0-
Net assets, end of period (in thousands) . . . . . . .   $30,026          $19,829          $10,789            $3,109





    * Commencement of  investment operations.
(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if a redemption fee were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return and net asset value of shares, when redeemed, may be worth more or less than their original cost.
(b) Annualized.
(c) Includes organization expenses.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Contained above is the unaudited operating performance, based on a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for the periods indicated. This information has been determined based upon financial information provided in the financial statements.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.  ORGANIZATION AND FUND DESCRIPTION
W.P. Stewart & Co. Growth Fund, Inc. (Fund) is an open-end, non-diversified, management investment company registered under the Investment Company Act of 1940 (Act). It was incorporated under the laws of the State of Maryland in September 1993. The Fund had no operations prior to October 25, 1993, other than those relating to organizational matters. The initial capital contribution of $100,000 was provided on October 25, 1993 by W.P. Stewart & Co., N.V. in exchange for 1,000 shares of the Fund. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser (Adviser). Shares of the Fund are available for subscription by eligible investors. There is no sales charge. The redemption fee is .50%.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: In general, the Fund values portfolio securities as of their last available public sale price on the valuation date in the case of securities listed on any established securities exchanges or included in the NASDAQ National Market System or any comparable foreign over-the-counter quotation system providing last sale data, or if no sales of such securities are reported on such date, and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In special circumstances in which the Adviser determines that market prices or quotations do not fairly represent the value of particular assets, the Adviser is authorized to assign a value to such assets which differs from the market prices or quotations. The values of assets which are not publicly traded will be recorded at their fair values as determined by the Adviser. In these circumstances, the Adviser will attempt to use consistent and fair valuation criteria and may (but is not required to) obtain independent appraisals at the expense of the Fund.

INVESTMENT TRANSACTIONS: All securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

SECURITIES LENDING: The Fund may lend its portfolio securities to brokers, dealers and financial institutions when secured by collateral maintained on a daily mark-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may at any time call the loan and obtain the return of the securities loaned. The Fund will continue to receive the income on loaned securities and will, at the same time, earn interest on the loan collateral, a portion of which generally will be rebated to the borrower. Any cash collateral received under these loans will be invested in short-term money market instruments. Where voting or consent rights with respect to the loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved will have a material effect on the Fund's investment in the securities loaned. The Fund did not engage in securities lending during the six months ended June 30, 1997.

REPURCHASE AGREEMENTS: A repurchase agreement customarily obligates the seller at the time it sells securities to the Fund to repurchase the securities at a mutually agreed upon time and price which, in the case of the Fund's transactions, is within seven days. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period of time to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The underlying securities are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. However, to the extent that the proceeds from any sale upon default in the obligation to repurchase is less than the repurchase price, the Fund would suffer a loss. Also, the Fund might incur costs and encounter delays in liquidating collateral. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks and other financial institutions deemed to be creditworthy by the Adviser.

ORGANIZATION EXPENSES: The Adviser has borne all costs and expenses associated with the organization and initial registration of the Fund and its shares.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.
For the six months ended June 30, 1997, the Fund did not make any distributions.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: During the semi-annual period, the Fund did not reclassify any components of net assets. Reclassifications made in prior years were the result of permanent book to tax differences pertaining to the reclassification of both current and prior year net operating losses. The 1996 reclassification resulted in a net decrease to accumulated realized gain on investments of $235,124. The 1995 reclassification resulted in a net decrease to accumulated realized gain on investments and a net increase to additional paid - in capital of $100,831. Net Assets were not affected by the change.

3.  RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
Trading activities of the Fund will be managed by its investment adviser, W.P. Stewart & Co., Inc., pursuant to an agreement between the Adviser and the Fund (Investment Advisory Services Agreement). The Investment Advisory Services Agreement has a two-year term, and thereafter, continues in effect from year to year so long as its continuance is specifically approved at least annually by the Board of Directors or by a vote by the holders of a majority of the outstanding shares. The Adviser is entitled to receive quarterly advisory fees payable in arrears as of the first day of each quarter at an annual rate equal to 1.5% of the net asset value of the Fund, as determined on the last day of the preceding quarter (after giving effect to substantial subscriptions and redemptions effective on such date).

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser will, in any fiscal year, reimburse the Fund for expenses that exceed the most restrictive expense limitation imposed by state securities commissions. The most restrictive expense limitation is defined to be 2-1/2% of the average value of the Fund's net assets during the year up to $30 million, 2% of the next $70 million of average net assets and 1-1/2% thereafter. For the six months ended June 30, 1997, the total expenses reimbursed by the Adviser were $4,175. In addition, the Adviser has, on behalf of the Fund, borne the cost of professional services incurred by the Fund, including Audit, Legal, Printing and Insurance expenses. The amount of the expenses for professional services borne was $33,926 for the six months ended June 30, 1997.

Under the terms of the Investment Advisory Services Agreement, the Adviser or an affiliated company may conduct brokerage services for the Fund. For the six months ended June 30, 1997, the Adviser and an affiliated company earned an aggregate amount of $46,732 in commissions as broker on trades of portfolio securities.

Certain directors of the Adviser are also directors of the Fund. Each of the Fund's directors who is not an officer or employee of the Adviser is paid by the Adviser a fee of $1,250 for each meeting of the Fund's Board of Directors and for each meeting of any committee of the Board of Directors that they attend. For the six months ended June 30, 1997 there were no directors' fees paid.

4.  ADMINISTRATION AGREEMENT
The Fund has also entered into an Administration Agreement with State Street Bank and Trust Company (Administrator) dated January 11, 1994. The Administrator receives an annual fee equal to .08% of the Fund's net asset value up to $125 million, .06% of the next $125 million and .04% in excess of $250 million.

5.  INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $16,953,360 and $12,184,516, respectively. As of June 30, 1997, unrealized appreciation for Federal income tax purposes was $5,107,787. The aggregate cost of investments at June 30, 1997 for Federal income tax purposes was $22,361,752.

6.  FUND SHARE TRANSACTIONS
The Fund is authorized to issue 100,000,000 shares of $.001 par value capital stock. Transactions in shares were as follows:

                             SIX MONTHS      YEAR        YEAR      2/28/1994*
                                ENDED       ENDED       ENDED       THROUGH
                              6/30/1997   12/31/1996  12/31/1995    12/31/1994
                              ---------   ----------  -----------   ----------
    Shares sold . . . . .      42,684       46,937      60,528       30,263
    Shares reinvested . .       7,526        3,293           0            0
    Shares redeemed . . .      (6,585)      (6,004)     (5,621)        (500)
                               -------      -------     -------      -------
    Net increase  . . . .      43,625       44,226      54,907       29,763
                               -------      -------     -------      -------
                               -------      -------     -------      -------

* Commencement of investment operations.

7.  BENEFICIAL INTEREST
At June 30, 1997, there were no shareholders who owned over 5% of the Fund's outstanding shares.

8.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS
SFAS No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, for which it is practicable to estimate the value, whether or not recognized on the statement of financial condition. As a registered investment company, the investments in securities are already recorded at market value. The fair value of all other financial assets and liabilities is considered to approximate the recorded value, due to the short-term nature of the financial instruments.

9.  CONCENTRATION OF CREDIT RISK
At June 30, 1997, the Fund had cash at a bank in excess of federally insurable limits and is exposed to the credit risk resulting from this concentration of cash.

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY  10022


DIRECTORS AND OFFICERS
William P. Stewart            President and Director
Robert L. Schwartz            Treasurer, Secretary and Director
Antoine Bernheim              Director
June Eichbaum                 Director
William Talcott May           Director
Stephen E. Memishian          Vice President
Kevin S. Aarons               Assistant Treasurer and Assistant Secretary

INVESTMENT ADVISER
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY  10022
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, MA  02171

INDEPENDENT AUDITORS
Lopez Edwards Frank & Co. LLP
1 Penn Plaza
New York, NY  10119-0141

LEGAL COUNSEL
McDermott, Will, & Emery
1211 Avenue of the Americas
New York, NY  10036-8701










THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.